UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2023

ETF Managers Group Commodity Trust I

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36851	36-4793446
(Commission File Number)	(IRS Employer Identification No.)

30 Maple Street - Suite 2 Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-6477

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares ofBreakwave Dry Bulk Shipping ETF	BDRY	NYSE Arca, Inc.
Shares of Breakwave Tanker Shipping ETF	BWET	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective August 14, 2023 (the “Effective Date”), ETF Managers Capital LLC (the “Sponsor”), on behalf of ETF Managers Group Commodity Trust I (the “Trust”) and it series (each a “Fund” and, together, the “Funds”), entered into a Marketing Agent Agreement (the “Current Agreement”) with Foreside Fund Services, LLC (“Foreside”), pursuant to which Foreside assists the Sponsor and the Funds with certain functions and duties relating to distribution and marketing, including reviewing and approving marketing materials and certain regulatory compliance matters. Foreside also assists with the processing of creation and redemption orders.

Pursuant to the Current Agreement, the Sponsor has agreed to indemnify Foreside against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing is a summary description of the Current Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference.

Item 1.02. Termination of a Material Definitive Agreement

As of the Effective Date, the prior Marketing Agent Agreement, dated March 1, 2017, between the Sponsor, on behalf of the Trust, and ETFMG Financial LLC (“ETFMG Financial”), was terminated as if the term of the prior agreement was scheduled to expire on the Effective Date. ETFMG Financial previously provided marketing services to the Trust and was identified in each Fund’s Prospectus as the “Distributor.” ETFMG Financial will no longer provide any services to the Trust.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.2	Marketing Agent Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETF Managers Group Commodity Trust I

By:	/s/ Matthew Bromberg
Name:	Mathew Bromberg
Title:	ETF Managers Capital LLC, sponsor of
ETF Managers Commodity Trust I
Chief Executive Officer

Dated: August 16, 2023

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